February 7, 2014

DBX ETF TRUST

db X-trackers MSCI Germany Hedged Equity Fund

db X-trackers MSCI Japan Hedged Equity Fund

(the “Funds”)

Supplement to the Prospectus and Statement of Additional Information

dated October 1, 2013

Effective immediately, the following table replaces the “Annual Portfolio Operating Expenses” table in the section of the Prospectus entitled “Fees and Expenses—Annual Portfolio Operating Expenses:”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Expense information in the table has been restated to reflect current fees under the Fund’s investment advisory agreement as of February 7, 2014.

The following table replaces the “Example” table in the section of the Prospectus entitled “Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years

$ 46	$ 144	$ 252	$ 567

The fifth paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser.” and the third paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser.” are hereby deleted and replaced with the following:

For its investment advisory services to each Fund, the Adviser is entitled to receive a unitary management fee from each Fund at an annual rate equal to 0.65% (with respect to db X-trackers MSCI Emerging Markets Hedged Equity Fund), 0.35% (with respect to db X-trackers MSCI EAFE Hedged Equity Fund), 0.60% (with respect to db X-trackers MSCI Brazil Hedged Equity Fund), 0.45% (with respect to db X-trackers MSCI Germany Hedged Equity Fund), 0.45% (with respect db X-trackers MSCI Japan Hedged Equity Fund), 0.60% (with respect to db X-trackers MSCI Asia Pacific ex Japan Hedged Equity Fund), 0.45% (with respect to db X-trackers MSCI Europe Hedged Equity Fund), 0.45% (with respect to db X-trackers MSCI United Kingdom Hedged Equity Fund), 0.45% (with respect to db X-trackers Regulated Utilities Fund) and 0.30% (with respect to the db X-trackers Municipal Infrastructure Revenue Bond Fund) of its average daily net assets. Prior to February 7, 2014, the Adviser received a unitary management fee at an annual rate equal to 0.50% with respect to db X-trackers MSCI Germany Hedged Equity Fund and db X-trackers MSCI Japan Hedged Equity Fund.

Please retain this supplement for future reference.